UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2017

INTELLINETICS, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-31671	87-0613716
(State or other jurisdiction	(Commission	(I.R.S Employer
of incorporation)	File Number)	Identification No.)

2190 Dividend Dr., Columbus, Ohio	43228
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (614) 388-8908

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 3.02 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 3.02 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

On November 29, 2017, the Company entered into a note purchase agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”), pursuant to which it sold an aggregate principal amount of $1,265,000 in 8% Secured Convertible Notes (“Notes”), convertible into shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) at a conversion price of $0.20 per share (the “Offering”). The Company intends to use the net proceeds for working capital and general corporate purposes.

The Notes, together with any accrued and unpaid interest, become due and payable on November 30, 2019 (the “Maturity Date”). Interest on the Notes will accrue at the rate of 8% per annum, payable quarterly in cash, beginning on July 1, 2018 and on the Maturity Date. Any overdue principal and accrued and unpaid interest shall entail a late fee at an interest rate of 12% per annum. The Notes will be convertible into Common Stock at a conversion price of $0.20 per share at the discretion of the holder, with special provisions applying to any holder whose conversion would result in the holder beneficially owning more than 4.99% of the Common Stock. The Notes are secured by a security interest in all assets of the Company, pursuant to a Security Agreement by and between the Company and a collateral agent acting on behalf of the investors. Pursuant to a Registration Rights Agreement, by and between the Company and the Investors, the Company will provide the Note holders with registration rights with respect to the resale of the Common Stock into which the Notes may be converted. The form of the Notes, Registration Rights Agreement, and Security Agreement are incorporated as Exhibits 10.2, 10.3 and 10.4, respectively, to this Report, and the summary description of the terms of the Notes, Registration Rights Agreement, and Security Agreement contained herein is qualified in its entirety by reference to Exhibits 10.2, 10.3 and 10.4, respectively.

Of the Notes sold, a Note with a principal amount of $75,000 was sold to Michael N. Taglich, a beneficial owner of more than 10% of the Company’s Common Stock. As payment for such Note, Mr. Taglich cancelled an existing convertible note issued by the Company with an original principal amount of $77,320 and an original issue discount of $2,320, dated October 22, 2017, with interest on the cancelled note paid in cash.

Of the Notes sold, a Note with a principal amount of $75,000 was sold to Robert F. Taglich, a beneficial owner of more than 10% of the Company’s Common Stock. As payment for such Note, Mr. Taglich cancelled an existing convertible note issued by the Company with an original principal amount of $77,320 and an original issue discount of $2,320, dated October 22, 2017, with interest on the cancelled note paid in cash.

The Company retained Taglich Brothers, Inc. (the “Placement Agent”) as the exclusive placement agent for the Offering. In connection with the Offering, the Company paid the Placement Agent a cash payment of $101,200, which represented an 8% commission of the gross proceeds. The Company has also committed to reimburse the Placement Agent for reasonable out of pocket expenses, FINRA filing fees and related legal fees in an amount of up to $35,000 in the aggregate for both this Purchase Agreement and the purchase agreement dated November 17, 2017 and disclosed on a previous Form 8-K. In addition, the Placement Agent earned warrants to purchase 506,000 shares of Common Stock, which represented 8% of the shares of Common Stock into which the Notes sold in the Offering are convertible (the “Placement Agent Warrants”), which have an exercise price of $0.25 per share, will be exercisable for a period of five years, contain customary cashless exercise and anti-dilution protection and are entitled to registration rights under the Registration Rights Agreement. The Placement Agent has certain material relationships with the Company: Robert Schroeder is a Director of the Company and also the Vice President of Investment Banking at the Placement Agent; Michael Taglich is a beneficial owner of more than 10% of the Company’s Common Stock and also the Co-Founder, President & Chairman of the Placement Agent; and Robert Taglich is a beneficial owner of more than 10% of the Company’s Common Stock and also the Co-Founder and Managing Director of the Placement Agent.

The Notes and Placement Agent Warrants sold in the Offering were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. The Investors are “accredited investors” as such term is defined in Regulation D promulgated under the Securities Act. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such securities contain a legend stating the same.

The foregoing descriptions ants are qualified in their entirety by reference to the full text of the Purchase Agreement, Notes, Registration Rights Agreement, Security Agreement, and Placement Agent Warrants, which are incorporated by reference as exhibits 10.1-10.5, respectively, hereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Name of Exhibit
10.1	Form of Note Purchase Agreement, dated November 17, 2017 (included as Exhibit 10.1 to the Current Report on 8-K filed on November 24, 2017 and incorporated herein by reference)
10.2	Form of 8% Secured Convertible Notes, dated November 17, 2017 (included as Exhibit 10.2 to the Current Report on 8-K filed on November 24, 2017 and incorporated herein by reference)
10.3	Form of Registration Rights Agreement (included as Exhibit 10.3 to the Current Report on 8-K filed on November 24, 2017 and incorporated herein by reference)
10.4	Form of Security Agreement (included as Exhibit 10.4 to the Current Report on 8-K filed on November 24, 2017 and incorporated herein by reference)
10.5	Form of Placement Agent Warrants (included as Exhibit 10.5 to the Current Report on 8-K filed on November 24, 2017 and incorporated herein by reference)

*filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLINETICS, INC.

	By:	/s/ James F. DeSocio
James F. DeSocio
President and Chief Executive Officer

Dated: December 5, 2017